Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:	Randall Weisenburger
212-415-3393

Omnicom Reports Fourth Quarter 2013 Results

NEW YORK, FEBRUARY 11, 2014 - Omnicom Group Inc. (NYSE-OMC) today announced that its worldwide revenue in the fourth quarter of 2013 increased 2.9% to $4,058.1 million from $3,944.5 million in the fourth quarter of 2012. Domestic revenue for the fourth quarter of 2013 increased 1.6% to $2,058.6 million compared to $2,026.6 million in the fourth quarter of 2012. International revenue increased 4.3% to $1,999.5 million compared to $1,917.9 million in the fourth quarter of 2012.

For the quarter ended December 31, 2013, organic growth increased revenue 4.2%. Acquisitions, net of dispositions reduced revenue 0.7%, and the impact of foreign exchange rates reduced revenue 0.6%.

Across our regional markets, organic revenue increased 3.2% in North America, 2.6% in Europe, 10.1% in Asia Pacific, 18.0% in Latin America and 1.1% in Africa/Middle East.

The change in organic revenue in the fourth quarter of 2013 compared to the fourth quarter of 2012 in our four fundamental disciplines was as follows: advertising increased 4.1%, CRM increased 6.8% and specialty communications increased 2.5%, offset by a decline of 3.7% in our public relations businesses.

Fourth quarter reported GAAP results include $13.3 million of pre-tax charges related to Omnicom’s proposed merger with Publicis Groupe, S.A. pursuant to the Business Combination Agreement entered into on July 27, 2013. This release also presents our results excluding the impact of these expenses. The results excluding the impact of the merger expenses are non-GAAP measures. We believe that investors should consider these non-GAAP measures, as they are indicative of our ongoing performance and reflect how management evaluates our operational results.

437 Madison Avenue, New York, NY 10022 (212) 415-3600 Fax (212) 415-3530

Omnicom Group Inc.

 Excluding the impact of the merger expenses, our non-GAAP earnings before interest, taxes and amortization of intangibles (“EBITA”) in the fourth quarter of 2013 increased $15.1 million, or 2.6%, to $589.0 million from $573.9 million in the fourth quarter of 2012. Our adjusted non-GAAP EBITA margin for the fourth quarter of 2013 of 14.5% was unchanged versus the same period in 2012.

Excluding the impact of the merger expenses, Omnicom’s non-GAAP operating income in the fourth quarter of 2013 increased $16.5 million, or 3.0%, to $564.5 million compared to $548.0 million in the fourth quarter of 2012. Our adjusted non-GAAP operating margin for the fourth quarter of 2013 of 13.9% was unchanged versus the fourth quarter of 2012.

Excluding the impact of the merger expenses, Omnicom’s non-GAAP net income for the fourth quarter of 2013 increased $6.7 million, or 2.2%, to $313.8 million from $307.1 million in the fourth quarter of 2012.

Excluding the net impact of the merger expenses on net income available for common shares, non-GAAP diluted net income per common share in the fourth quarter increased five cents per share, or 4.4%, to $1.18 per share versus $1.13 per share during the fourth quarter of 2012.

Our reported GAAP results include the merger expenses. Omnicom’s EBITA in the fourth quarter of 2013 increased $1.8 million, or 0.3% to $575.7 million from $573.9 million in the fourth quarter of 2012. EBITA margins decreased to 14.2% for the fourth quarter of 2013, compared to 14.5% for the fourth quarter of 2012.

Operating income in the fourth quarter of 2013 increased $3.2 million or 0.6% to $551.2 million from $548.0 million in the fourth quarter of 2012 and operating margin in the fourth quarter of 2013 decreased to 13.6% from 13.9% versus the fourth quarter of 2012.

Omnicom’s net income for the fourth quarter of 2013 decreased $6.6 million, or 2.1%, to $300.5 million from $307.1 million in the fourth quarter of 2012. Diluted net income per common share in the fourth quarter was $1.13 per share remaining unchanged in comparison to the fourth quarter of 2012.

Omnicom Group Inc.

Year-to-date

Worldwide revenue for the twelve months ended December 31, 2013 increased 2.6% to $14,584.5 million from $14,219.4 million in the same period in 2012. Domestic revenue for the twelve months ended December 31, 2013 increased 2.8% to $7,569.7 million from $7,363.7 million in the same period in 2012. International revenue for the twelve months ended December 31, 2013 increased 2.3% to $7,014.8 million from $6,855.7 million in the same period in 2012.

For the twelve months ended December 31, 2013, organic growth increased revenue 3.5%. Acquisitions, net of dispositions reduced revenue 0.3% and the impact of foreign exchange rates reduced revenue 0.6%.

Across our regional markets, organic revenue for the twelve months of 2013 increased 3.7% in North America, 1.4% in Europe, 6.1% in Asia Pacific, 9.2% in Latin America and 5.3% in Africa/Middle East.

The change in organic revenue in the twelve months of 2013 compared to the same period in 2012 in our four fundamental disciplines was as follows: advertising increased 4.8%, CRM increased 2.1%, public relations increased 1.5% and specialty communications increased 4.8%.

Full-year 2013 reported GAAP results include $41.4 million of pre-tax charges related to Omnicom’s proposed merger with Publicis Groupe, S.A. pursuant to the Business Combination Agreement entered into on July 27, 2013. This release also presents our results excluding the impact of these expenses. The results excluding the impact of the merger expenses are non-GAAP measures. We believe that investors should consider these non-GAAP measures, as they are indicative of our ongoing performance and reflect how management evaluates our operational results.

Excluding the impact of the merger expenses, Omnicom’s non-GAAP EBITA for the twelve months ended December 31, 2013 increased $62.2 million, or 3.3%, to $1,967.5 million from $1,905.3 million for the same period in 2012. Our adjusted non-GAAP EBITA margin increased to 13.5% for the twelve months of 2013 versus 13.4% during the same period of 2012.

Omnicom Group Inc.

Excluding the impact of the merger expenses, our non-GAAP operating income for the twelve months ended December 31, 2013 increased $62.5 million, or 3.5% to $1,866.7 million compared to $1,804.2 million for the same period in 2012. Our adjusted non-GAAP operating margin for the twelve months of 2013 increased to 12.8% from 12.7% versus the twelve months of 2012.

Excluding the impact of the merger expenses, net of the associated income tax benefits of $6.5 million, Omnicom’s non-GAAP net income for the twelve months ended December 31, 2013 increased $27.7 million, or 2.8% to $1,026.0 million from $998.3 million for the same period in 2012.

Excluding the net impact of the merger expenses on net income available for common shares, Omnicom’s non-GAAP diluted net income per common share for the twelve months ended December 31, 2013 increased 23 cents, or 6.4%, to $3.84 per share, compared to $3.61 per share for the twelve months of 2012.

Our reported GAAP results include the merger expenses. Omnicom’s EBITA for the twelve months ended December 31, 2013 increased 1.1%, or $20.8 million, to $1,926.1 million from $1,905.3 million for the same period in 2012. EBITA margins decreased to 13.2% for the twelve months of 2013 versus 13.4% during the same period of 2012.

Operating income for the twelve months ended December 31, 2013 increased $21.1 million, or 1.2%, to $1,825.3 million compared to $1,804.2 million for the same period in 2012. Our operating margin for the twelve months of 2013 decreased to 12.5% from 12.7% versus the twelve months of 2012.

Net income for the twelve months ended December 31, 2013 decreased $7.2 million, to $991.1 million from $998.3 million for the same period in 2012.

Omnicom’s diluted net income per common share for the twelve months ended December 31, 2013 increased ten cents, or 2.8%, to $3.71 per share, compared to $3.61 per share for the twelve months of 2012.

Omnicom Group Inc.

Omnicom Group Inc. (NYSE-OMC) (www.omnicomgroup.com) is a leading global marketing and corporate communications company. Omnicom’s branded networks and numerous specialty firms provide advertising, strategic media planning and buying, digital and interactive marketing, direct and promotional marketing, public relations and other specialty communications services to over 5,000 clients in more than 100 countries.

For a live webcast and/or a replay of our fourth quarter earnings conference call, go to www.omnicomgroup.com/InvestorRelations.

Omnicom Group Inc.

Three Months Ended December 31

(Unaudited)

(Dollars in Millions, Except Per Share Data)

	2013		2013	2012
	Non-GAAP (a)		Reported	Reported

Revenue	$4,058.1		$4,058.1	$3,944.5
EBITA (a) (b)	589.0	(a)	575.7	573.9
Operating income (a)	564.5	(a)	551.2	548.0

Income tax expense (a)	176.3	(a)	176.3	137.3

Net Income - Omnicom Group Inc. (a)	313.8	(a)	300.5	307.1

Less: Net income allocated
to participating securities (a)	7.3		7.0	7.2

Net income available for common shares (a)	$306.5	(a)	$293.5	$299.9

Net income per common share - Omnicom Group Inc.
Diluted (a)	$1.18		$1.13	$1.13

(a)	Fourth quarter 2013 “Non-GAAP” figures exclude $13.3 million of pre-tax expenses incurred in connection with Omnicom’s proposed merger with Publicis Groupe S.A. and are primarily comprised of professional fees. The net impact of these items on net income available to common shareholders was $13.0 million. The impact on diluted earnings per common share was $0.05 per common share during the period presented. We believe that investors should consider these non-GAAP measures, as they are indicative of our ongoing performance and reflect how management evaluates our operational results. See page 7 attached to this release for a reconciliation of this non-GAAP financial information to GAAP.
(b)	EBITA (defined as Earnings before interest, taxes and amortization of intangibles) is a non-GAAP measure. We use EBITA as an additional operating performance measure, which excludes the non-cash amortization expense of acquired intangible assets. We believe that EBITA is a useful measure to evaluate the performance of our businesses. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies.

Omnicom Group Inc.

Reconciliation of Non-GAAP Selected Financial Information to GAAP

Three Months Ended December 31

(Unaudited)

(Dollars in Millions, Except Per Share Data)

	2013		Merger	2013
	Reported		Expenses	Non-GAAP

EBITA	$575.7		$13.3	$589.0
Operating income (a)	551.2	(a)	13.3	564.5
Income tax expense (a)	176.3	(a)	–	176.3

Net Income - Omnicom Group Inc. (a)	$300.5	(a)	$13.3	$313.8
Less: Net income allocated
to participating securities (a)	7.0		0.3	7.3

Net income available for common shares (a)	$293.5	(a)	$13.0	$306.5

Net income per common share - Omnicom Group Inc.
Diluted (a)	$1.13		$0.05	$1.18

(a)	The above table reconciles our reported 2013 results to the "2013 Non GAAP" amounts, which are non-GAAP financial measures. These measures exclude expenses incurred in connection with Omnicom’s proposed merger with Publicis Groupe, S.A., and are comprised primarily of professional fees. We believe that investors should consider the "Non GAAP" measures as they are indicative of our ongoing performance and reflect how management evaluates our operational results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies.

Omnicom Group Inc.

Three Months Ended December 31

(Unaudited)

(Dollars in Millions, Except Per Share Data)

	2013	2012
	Reported	Reported

Revenue	$4,058.1	$3,944.5

EBITA (a) (b)	575.7	573.9

Less: Amortization of Intangibles	24.5	25.9

Operating Income	551.2	548.0

Net Interest Expense	39.8	40.3

Income before income taxes	511.4	507.7

Income tax expense	176.3	137.3

Income from equity method investments	5.4	(26.8)

Net income	340.5	343.6

Less: Net income allocated to noncontrolling interests	40.0	36.5

Net income - Omnicom Group Inc.	300.5	307.1

Less: Net income allocated
to participating securities	7.0	7.2

Net income available for common shares	$293.5	$299.9

Net income per common share - Omnicom Group Inc.
Basic	$1.14	$1.13
Diluted	$1.13	$1.13

Weighted average shares (in millions)
Basic	258.5	264.3
Diluted	260.6	266.0

Dividend declared per common share	$0.40	$0.30

(a)	Fourth quarter 2013 amounts include $13.3 million of pre-tax expenses incurred in connection with Omnicom’s proposed merger with Publicis Groupe S.A. and are primarily comprised of professional fees.
(b)	EBITA (defined as Earnings before interest, taxes and amortization of intangibles) is a non-GAAP measure. We use EBITA as an additional operating performance measure, which excludes the non-cash amortization expense of acquired intangible assets. We believe that EBITA is a useful measure to evaluate the performance of our businesses. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies.

Omnicom Group Inc.

Summary of Selected Financial Information

Twelve Months Ended December 31

(Unaudited)

(Dollars in Millions, Except Per Share Data)

	2013		2013	2012
	Non-GAAP (a)		Reported	Reported

Revenue	$14,584.5		$14,584.5	$14,219.4
EBITA (a) (b)	1,967.5	(a)	1,926.1	1,905.3
Operating income (a)	1,866.7	(a)	1,825.3	1,804.2

Income tax expense (a)	571.7	(a)	565.2	527.1

Net Income - Omnicom Group Inc. (a)	1,026.0	(a)	991.1	998.3

Less: Net income allocated
to participating securities (a)	26.0		25.1	22.5

Net income available for common shares (a)	$1,000.0	(a)	$966.0	$975.8

Net income per common share - Omnicom Group Inc.
Diluted (a)	$3.84		$3.71	$3.61

(a)	Year-to-date 2013 “Non-GAAP” figures exclude $41.4 million of pre-tax expenses incurred in connection with Omnicom’s proposed merger with Publicis Groupe S.A. and are primarily comprised of professional fees. The associated tax benefit related to these items is $6.5 million. The net impact of these items on net income available to common shareholders was $34.0 million. The impact on diluted earnings per common share was $0.13 per common share during the period presented. We believe that investors should consider these non-GAAP measures, as they are indicative of our ongoing performance and reflect how management evaluates our operational results. See page 10 attached to this release for a reconciliation of this non-GAAP financial information to GAAP.
(b)	EBITA (defined as Earnings before interest, taxes and amortization of intangibles) is a non-GAAP measure. We use EBITA as an additional operating performance measure, which excludes the non-cash amortization expense of acquired intangible assets. We believe that EBITA is a useful measure to evaluate the performance of our businesses. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies.

Omnicom Group Inc.

Reconciliation of Non-GAAP Selected Financial Information to GAAP

Twelve Months Ended December 31

(Unaudited)

(Dollars in Millions, Except Per Share Data)

	2013		Merger	2013
	Reported		Expenses	Non-GAAP

EBITA	$1,926.1		$41.4	$1,967.5
Operating income (a)	1,825.3	(a)	41.4	1,866.7
Income tax expense (a)	565.2	(a)	6.5	571.7

Net Income - Omnicom Group Inc. (a)	$991.1	(a)	$34.9	$1,026.0
Less: Net income allocated
to participating securities (a)	25.1		0.9	26.0

Net income available for common shares (a)	$966.0	(a)	$34.0	$1,000.0

Net income per common share - Omnicom Group Inc.
Diluted (a)	$3.71		$0.13	$3.84

(a)	The above table reconciles our reported 2013 results to the "2013 Non GAAP" amounts, which are non-GAAP financial measures. These measures exclude expenses incurred in connection with Omnicom’s proposed merger with Publicis Groupe, S.A., and are comprised primarily of professional fees. We believe that investors should consider the "Non GAAP" measures as they are indicative of our ongoing performance and reflect how management evaluates our operational results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies.

Omnicom Group Inc.

Twelve Months Ended December 31

(Unaudited)

(Dollars in Millions, Except Per Share Data)

	2013	2012
	Reported	Reported

Revenue	$14,584.5	$14,219.4

EBITA (a) (b)	1,926.1	1,905.3

Less: Amortization of Intangibles	100.8	101.1

Operating Income	1,825.3	1,804.2

Net Interest Expense	164.4	144.6

Income before income taxes	1,660.9	1,659.6

Income tax expense	565.2	527.1

Income from equity method investments	15.9	(15.0)

Net income	1,111.6	1,117.5

Less: Net income allocated to noncontrolling interests	120.5	119.2

Net income - Omnicom Group Inc.	991.1	998.3

Less: Net income allocated
to participating securities	25.1	22.5

Net income available for common shares	$966.0	$975.8

Net income per common share - Omnicom Group Inc.
Basic	$3.73	$3.64
Diluted	$3.71	$3.61

Weighted average shares (in millions)
Basic	258.9	268.3
Diluted	260.4	270.0

Dividend declared per common share	$1.60	$1.20

(a)	Year-to-date 2013 amounts include $41.4 million of pre-tax expenses incurred in connection with Omnicom’s proposed merger with Publicis Groupe S.A. and are primarily comprised of professional fees.
(b)	EBITA (defined as Earnings before interest, taxes and amortization of intangibles) is a non-GAAP measure. We use EBITA as an additional operating performance measure, which excludes the non-cash amortization expense of acquired intangible assets. We believe that EBITA is a useful measure to evaluate the performance of our businesses. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies.

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